Exhibit 10.1
                                                                     -----------
  AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT DATED JUNE 6, 2003
  -----------------------------------------------------------------------------



          This Amendment to the Amended and Restated Employment Agreement (the "2004 Amendment") is made and entered into as of the 9th day of September, 2004
                                                      --------------------------
(the "Execution Date"), by and between N-Viro International Corporation, a Delaware corporation (the "Company"), and Michael G. Nicholson, an individual ("Employee").
N-Viro
     W  I  T  N  E  S  S  E  T  H:
     -  -  -  -  -  -  -  -  -  -

          WHEREAS, the Company and Employee entered into an Amended and Restated Employment Agreement as of June 6, 2003 (the "2003 Employment Agreement"); and,
          WHEREAS, the Company and Employee desire to amend the 2003 Employment Agreement upon the terms and subject to the terms and conditions set forth in this Amendment.
          NOW, THEREFORE, in consideration of the premises, the mutual promises, covenants and conditions herein contained and in the 2003 Employment Agreement and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

SECTION  1.     Section  3 of the 2003 Employment Agreement is hereby deleted in
-----------
its  entirety  and  replaced  as  follows:
Section 3. Capacity and Duties. Employee shall be employed in the capacity of Vice President of Sales (VP Sales) and Chief Development Officer (CDO) of the Company and its subsidiaries and affiliates and shall have such other duties, responsibilities and authorities as are assigned to him by the CEO of the Company so long as such additional duties, responsibilities and authorities are consistent with Employee's position and level of authority as VP Sales and CDO of the Company. Employee shall report directly to the Chief Executive Officer of the Company. Subject to the control and general directions of the Chief Executive Officer of the Company and the general policies and guidelines established by the Board and except as otherwise herein provided, Employee shall devote all of his business time, best efforts and attention to promote and advance the business of the Company and its subsidiaries and affiliates and to perform diligently and faithfully all the duties, responsibilities and obligations set forth under this Employment Agreement. Employee's duties shall include the on-going management and oversight of the sales and business development functions for the Company and its subsidiaries and affiliates and shall include, but not be limited to sales and marketing of both products and processes, business development of same, and general promotion, all in accordance with national, regional and local policies and governmental regulations relating to water, wastewater management and the environment. So long as Employee is employed by the Company, the Company shall use its best efforts to cause the Nominating Committee of the Board or the Board, if there is no Nominating Committee of the Board, to nominate Employee for reelection as a director of the Company for a two year term upon expiration of his current term as a director of the Company and, if so nominated, Employee shall consent to serve as a director if elected so long as that the company provides adequate directors and officers insurance. If the company chooses to eliminate the directors and officers insurance the employee may serve on the board at the Employee's option. During the Employment Period, Employee shall not be employed in any other business activity, whether or not such activity is pursued for gain, profit or other pecuniary advantage; provided, however, that this restriction shall not be construed as preventing Employee from (i) investing his personal assets in a business that is not engaged in any Business Activities, where the form or manner of such investment will not require services of any significance on the part of Employee in the operation of the affairs of the business in which such investment is made and in which his participation is solely that of a passive investor or advisor or (ii) being engaged in those activities listed on Exhibit 2 attached hereto; provided further, however, that the activities described in clause (ii) of this sentence shall not unreasonably interfere with Employee's performance of his obligations under this Employment Agreement.


SECTION  2.     The  parties  hereto  acknowledge that under the 2003 Employment
-----------
Agreement,  the  Company  granted  Employee options pursuant to Section 6.04 and
---
further  pursuant  to Exhibit 6.04 of such agreement, the Stock Option Agreement
---
(the "2003 Option Agreement"). By circumstances beyond the reasonable control of either party, the grant of options to Employee could not be fully completed and expired until after the acceptance by the shareholders of the Company of the N-Viro International 2004 Stock Option Plan on May 12, 2004. Accordingly, to effectuate the intent of the parties at the time the 2003 Employment Agreement was executed, the Company and Employee have now agreed to revise Section 6.04 of the 2003 Employment Agreement, by deleting the first sentence of Section 6.04, and replacing it as follows:
The Company shall grant to Employee the sole and exclusive right and option to purchase Thirty Thousand (30,000) shares of the Common Stock, par value $.01 per share, of the Company (the "Company Common Stock") at a price per share equal to Ninety Cents ($0.90), the closing sale price of the Company Common Stock on the execution date of the 2003 Employment Agreement and upon the terms and subject to the conditions set forth in the form of the Amended Stock Option Agreement attached hereto as Exhibit 2.1 (the "Amended Stock Option Agreement"), which the Company and Employee shall each execute and deliver to the other as of the execution hereof. Additionally, the Company shall grant to Employee the sole and exclusive right and option to purchase Twenty Thousand (20,000) shares of the Company Common Stock at a price per share equal to One Dollar Ninety-five Cents ($1.95), the closing sale price of the Company Common Stock on August 12, 2004 and upon the terms and subject to the conditions set forth in the form of the Amended Stock Option Agreement. Upon the vesting of such options, Employee may execute such options at any time prior to or within two (2) years of the termination of the 2003 Employment Agreement or two years of the employee's termination of employment with the Company, whichever is the later date.


SECTION  3.     Except  as otherwise amended specifically in Section and Section
-----------
2, herein, and in the Amended Stock Option Agreement attached hereto and made a part hereof, all sections of the 2003 Employment Agreement are affirmed by the Company and Employee.

IN WITNESS WHEREOF, this 2004 Amendment to the 2003 Employment Agreement has been duly executed by the Company and Employee in four (4) counterparts as of the date first above written.

                              N-VIRO  INTERNATIONAL  CORPORATION

                              By     /s/  Phillip  Levin
                                     -------------------
                                   Phillip  Levin
                              Its     Chief  Executive  Officer
                                      -------------------------


                                By     /s/  Michael  G.  Nicholson
                                         -------------------------
                                   Michael  G.  Nicholson

                                     ------
                                  EXHIBIT 6.04
                                  ------------

AMENDED  STOCK  OPTION  AGREEMENT

Pursuant to the N-Viro International 2004 Stock Option Plan, Mr. Michael G. Nicholson is hereby granted 30,000 options to purchase N-Viro International Corporation Common Stock, at Ninety Cents ($0.90). Such 30,000 options shall be fully vested in Employee as of August 12, 2004. Further pursuant to the N-Viro International 2004 Stock Option Plan, Mr. Michael G. Nicholson is hereby granted 20,000 options to purchase N-Viro International Corporation Common Stock, at a closing price determined by the OTC on August 12, 2004, with 10,000 of such options vesting on June 6, 2005 and the remaining 10,000 options vesting on June 6, 2006.

          IN WITNESS WHEREOF the parties have set their hands as of the date first above written.

                              N-VIRO  INTERNATIONAL  CORPORATION

                              By     /s/  Phillip  Levin
                                     -------------------
                                   Phillip  Levin
                              Its    Chief  Executive  Officer
                                   ---------------------------


                                By     /s/Michael  G.  Nicholson
                                       -------------------------
                                   Michael  G.  Nicholson